CIRCLESTAR ENERGY

OTCBB: CRCL

BE PREPARED. BE STRATEGIC. BE OPPORTUNISTIC.

CRCL – Legal Notice and Disclaimer

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Circle Star Energy Corp. (CRCL) expects or anticipates will or may occur in the future, including such things as, the potential production from operations on CRCL's properties, future well counts, capital requirements for future drilling, and other such matters are forward-looking statements and forward-looking information. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CRCL to be materially different from any future results, performance or achievements expressed or implied by such statements. Information contained in the asset profiles for Northwest Kansas oil are derived from publicly available information taken from third-parties related to such assets and are presented for illustrative purposes only. CRCL does not or may not own interests in the wells, production or specific properties described in such profiles. Reference to oil production may not be indicative of the oil production on CRCL's properties. You should not attribute the success described in the profiles to CRCL or its operations. CRCL holds only fractional mineral interests, royalty interests and non-operated working interests in its assets. CRCL relies on third-party operators to develop assets and commercialize its interests. These interests are subject to a variety of risks, including the inherently hazardous nature of oil and gas activities; potential effects on operations of environmental regulations; risks due to legal proceedings; financing risks, as well as those factors discussed under the headings "Forward-Looking Statements" and "Risk Factors" in CRCL's filings with the U.S. Securities and Exchange Commission. Although CRCL has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Except as required by law, CRCL assumes no obligation to publicly update any forward-looking statements; whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to purchase securities.

This presentation is prepared by Circle Star Energy Corp. (the "Company") and is solely for the purpose of corporate communication and general reference only. The information contained herein, including forecasts, reflects the views and opinions of management, does not purport to be definitive or contain all of the information a prospective investor may require. All information contained herein has been furnished by the management of the Company. The presentation is not intended as an offer to sell or to solicit an offer to buy or form any basis of investment decision for any class of securities of the Company in any jurisdiction. All such information should not be used or relied on without professional advice. The presentation is a brief summary in nature and does not purport to be a complete description of the Company, its business, its current or historical operation results or its future business prospects. The presentation contains certain forward looking statements with respect to the financial conditions, results, operations, business of the Company and potential acquisitions in Kansas. The statements and forecasts involve risk and uncertainly because they relate to events and depend on circumstances that occur in the future. There are a number of factors that could cause actual results or developments to differ materially from those express or implied by these forward looking statements and forecasts, including insufficient financing to close potential transactions for properties located in Kansas. This presentation is provided without any warranty or representation of any kind, either express or implied. The Company specifically disclaims all responsibility in respect of any use or reliance of any information, whether financial or otherwise, contained in this presentation. Recipients are cautioned that the cash flow projections are subject to inaccuracies and changes in conditions that may cause material changes to the financial models. The Company reserves the right to alter or amend the plan and/or projections, as outlined here-in, from time to time, without prior notice.

CIRCLESTAR ENERGY

CRCL Leadership

JEFF JOHNSON – Chairman, CEO

Founder, Chairman and CEO of Cano Petroleum, Inc. from 2004-2011, initially OTC listed, moved to NYSE/Amex in 2005. CEO of Scope Operating Company from 1998-2004. Founder and CEO of Acumen Resources, Inc. from 1993-1998. Previously served on the NYSE/Amex Listed Company Counsel. Has served as a director on the Board of the Company since June 16, 2011 and as Chairman of the Board of the Company since July 6, 2011.

G. JONATHAN PINA – CFO, Treasurer, Secretary

Former Managing Partner of Pimuro Capital Partners. Former Vice President of E&P Investment Banking, Chiron Financial Advisors. Former Project Manager – Randall & Dewey/Jefferies. 2008 Emerging Businessman of the Year (Pimuro Capital Partners) awarded by the Houston Hispanic Chamber of Commerce

JAYME WOLLISON – Vice President of Operations

Third generation oil driller and producer. Drilled over 100 Mississippian wells in Oklahoma. Former Vice President of Operations of Cano Petroleum, Inc. Former owner of Ladder Energy & Stratford well services where Jayme owned and operated drilling rigs, service rigs and oil & gas production.

THOMAS RICHARDS – Independent Director

Founder and President of Redco, Inc., Oil & Gas Exploration Company. Managing Partner and Owner of Richards Cattle Company. Formerly Land and Lease Manager of Cano Petroleum, Inc., Fort Worth based Oil & Gas Enhanced Recovery Company. Member of the Presidents Council at Texas Tech University and a practicing oil and gas attorney. Graduated with a B.A. in Finance at Texas Tech University and Doctorate of Law at Baylor University.

MORRIS "SAM" SMITH – Independent Director

Woodbine Acquisition Corporation, CEO, Officer & Director (2011). Cano Petroleum, CFO (2005 - 2008). RBI International, Consultant (2004 - 2005). Encore Acquisition Company, Exec VP, CFO, Treasurer (2000 to 2003). Union Pacific Resources, VP of Finance and CFO (1996 - 2000). Union Pacific Corporation, Controller (1990 - 1996). Bachelor of Business Administration, McMurry University. Advanced Management Program & International Studies, Harvard School of Business.

CRCL Events Timeline

June 2011

1.Company name changes to Circle Star Energy Corp; ticker CRCL
2.CRCL acquires JHE Assets, assumes $7.5MM in debt ($6.5MM after immediate payment)
3.CRCL raises $1.2MM in common equity ($0.25 units – one share and one share purchase warrant at $0.50).

July 2011

1.S. Jeffrey Johnson joins as Chairman of the Board
2.G. Jonathan Pina joins as CFO

August 2011

1.CRCL raises ~$400K in common equity (friends & family @ $0.25 per share)

September 2011

1.CRCL raises$1.5MM in 6% convertible debt (convert at $1.50), pay-down of seller note ($5.0MM balance after payment)

October 2011

1.S. Jeffrey Johnson joins as CEO

November 2011

1.CRCL acquires Permian assets for 203,500 shares of stock

December 2011

1.CRCL contracts to sell JHE Holdings

February 2012

1.CRCL terminates agreement to sell JHE Holdings
2.CRCL raises $2.75MM of 10% convertible debt (convert @ $1.50)
3.CRCL pays $2MM on JHEH note ($3MM balance after payment)
4.Thomas M. Richards joins the board

March 2012

1.Morris ("Sam") B. Smith joins the board
2.David Brow resigns as director
3.CRCL raises $0.5MM of 10% convertible debt ($1.50 convert)
4.CRCL contract to acquire leases totaling approx. 64,000 acres in Northwest Kansas.

April 2012

1.CRCL contract to acquire additional leases totaling approx. 111,000 acres in Northwest Kansas.

May 2012

1.CRCL receives $2.4MM from early exercise of 4.8MM warrants.
2.CRCL raises $750K in common equity ($1.50 per share with 50% warrant coverage and warrant exercise at $2.75)

Kansas

A Land Play &
Drilling Opportunity

CIRCLESTAR ENERGY

- **Initiate a meaningful position in the Kansas Mississippian Horizontal Oil Play***
  - 175,000 net acres under contract*
    - Lease cost = <$150/acre
    - 100% WI & ~82% NRI
- **Sell/JV Mississippian Horizontal Play**
- **Drill shallow formations**
  - Inexpensive drilling
    - $250M dry hole, $500M completed well
  - 5 different shallow formations
    - < 4,000' in depth
  - Holds Mississippian leases

* All proposed transactions are subject to final funding and customary closing conditions.

Kansas Oil Production By Formation



All Others
873,958,903 bbls
17.4 %
Arbuckle
1,856,206,898 bbls
37.0 %
Simpson
215,803,784 bbls
4.3 %
Viola
274,560,632 bbls
5.5 %
Mississippian
820,182,384 bbls
16.3 %
Lansing-Kansas City
976,699,121 bbls
19.5 %

Source: Kansas Geologic Survey

Unconventional Resource Play Comparison

Oil Resource Play	Size
Mississippian	17 MM acres
Bakken	10-15 MM acres
Eagle Ford	6 MM acres
Niobrara	5 MM acres
Wolfberry	4 MM acres



Bakken
Niobrara
Hz. Mississippian
Wolfberry
Eagle Ford

Unconventional Resource Transaction Multiples: Implied Acreage Value (To Date)*

The Mississippian provides "the best rates of return in the U.S. today."

Tom Ward, CEO of SandRidge


Bakken
$12,772.8
Utica
$15,015.4
Marcellus
$17,391.0
Mississippian
???
Niobrara
$5,000.0
Fayetteville
$14,074.1
Barnett
$17,307.7
Haynesville
$30,000.0
Eagle Ford
$24,822.7

Max Implied Value Per Acre						
Formation	Date	Buyers	Sellers	Value ($MM)	Net Acres	$/Acre
Marcellus	Jan-10	Chesapeake Energy	Azimuth Resources	$ 100.0	5,750	$ 17,391.0
Haynesville	Jul-08	Plains Exploration & Production Co	Chesapeake Energy Corporation	$ 3,300.0	110,000	$ 30,000.0
Barnett	Feb-11	Legend Natural Gas IV, LP	Range Resources	$ 900.0	52,000.00	$ 17,307.7
Niobrara	Apr-11	Marubeni	Marathon Oil	$ 270.0	54,000	$ 5,000.0
Eagle Ford	Jun-11	Marathon Oil	Hilcorp Resource Holdings	$ 3,500.0	141,000	$ 24,822.7
Utica	Nov-11	EnerVest	Chesapeake Energy Corporation	$ 2,440.0	162,500	$ 15,015.4
Bakken	Oct-11	Statoil	Brigham Exploration	$ 4,800.0	375,800	$ 12,772.8
Fayetteville	8-Sep	BP Plc	Chesapeake Energy Corporation	$ 1,900.0	135,000	$ 14,074.1

* Canaccord Genuity Research

SEAM ALERT - UPSTREAM

IHS Herold
Transaction Valuation Research

Michael Wang

JANUARY 4, 2012

SandRidge Energy's remaining position in the Mississippian may fetch $2,000 to $4,400 per acre, with its net acres in the Original Mississippian play toward the high end of the range and net acres in the early stage Mississippian Extension near the bottom of the range.

Mississippian – Vast Resource Potential


Kansas
Oklahoma
SandRidge Focus Area
232 SandRidge horizontal wells[b]
255 Industry horizontal wells[b]
14,700 Vertical Miss Wells

Mississippian Project

- Shallow, Carbonate Oil Play
- 17 million acre prospective area
- Over 14,700 vertical wells
- SD ≈ 1.5 million net acres
- SD ≈ 7,000 potential net locations[a]
- ≈ 4,500' – 6,000' depth to target formation
- ≈ 200' – 700' thickness of the Mississippian section
- 380 Horizontal wells planned for SandRidge in 2012

(a) Based on 3 wells per section
(b) Drilled well counts as of 02/06/12

SANDRIDGE THE POWER OF US

Kansas Permitting Activity (Since 1/2011)


CHEYENNE
RAWLINS
DECATUR
PHILLIPS
SMITH
JEWELL
REPUBLIC
THOMAS
MITCHELL
CLOUD
CLAY
LINCOLN
OTTAWA
LOGAN
GOVE
TREGO
DICKINSON
SALINE
GREELEY
SCOTT
BARTON
RICE
MCPHERSON
HAMILTON
KEARNY
PAWNEE
RENO
HARVEY
EDWARDS
GRAY
STANTON
GRANT
HASKELL
KIOWA
PRATT
KINGMAN
CLARK
COMANCHE
HARPER
SUMNER
STEVENS
SEWARD
KANSAS
OKLAHOMA
BEAVER
75 Miles

Source: HPDI

Mississippi Lime DST Comparison


DST 1920' GIP, 400' very gassy oil, 124' gas cut oil, 240' oil and gas cut water
Dry Hole
KANSAS
DST Miss Recovered 120' gas, 310' oil, 62' gas cut oil
Dry Hole
Offset 122 MBoe Horizontal Well
Miss Absent
NEMAHA
CENTRAL KANSAS UPLIFT
DST Information consistently better in NW Kansas Miss vs. Oklahoma Miss
DST Miss Recovered 30 -98' slightly gas cut mud (Production test 17 Bbl/d, 22 bwpd plugged well)
Tested and Plugged
Offset 1,922 MBoe Horizontal Well
DST Miss Recovered 4800' gas,180' slightly gas cut mud
Dry Hole
Offset 524 MBoe Horizontal Well
OKLAHOMA
DST Miss Recovered 600' oil & gas cut mud in pipe.
Dry Hole
Offset 997 MBoe Horizontal Well

Source: SandRidge Energy

Vertical Type Curve Comparison


Oklahoma Miss
1,439 Wells
66 MBbls EUR
b Factor of 2.5
Final Decline < 5%
3 County Area (Woods, Alfalfa, Grant)
NW Kansas Miss
4,032 Wells
86 MBbls EUR
b Factor of 2.5
Final Decline < 5%
14 County Area

Source: SandRidge Energy

CRCL Contracted Acreage


Cheyenne
Rawlins
Decatur
Norton
CIRCLESTAR
ENERGY
OTCBB: CRCL
Thomas
Sherman
Sheridan
Graham
Wallace
Gove
TREGO
Logan

NW Kansas Mississippian Wells



Trego & Gove County Contract Acreage



Trego & Gove County Mississippian Wells



Gove
Trego

Trego County Vertical Well EURs (50K-500K Bbl)



Tidball 15-195-20361
GLM Co. ~ 400K bbl
Sutcliffe 15-063-20057
Double Eagle ~ 450K bbl
GOVE
TREGO
Colberg 15-195-0067
Berexco ~ 500K bbl
Wagoner 15-195-00325
Murfin ~ 450K bbl

Source: HPDI

Summary

CRCL is looking to acquire a meaningful acreage position in areas selected for their proximity to proven producing areas west of the Uplift having similar geologic history and areas located on trend with fields producing from the target horizons. Following are land positions CRCL has negotiated or has under contract:

- Location: Northwest Kansas
- Acreage: 175,000 acres under contract*
- Term: Most leases are 3-5 year primary terms with 2 year extension
- Interests: 100% WI & ~82% NRI's
- Trego/Gove County $5MM to close 64,000 acres 5.31.2012

* All proposed transactions are subject to final funding and customary closing conditions.

CRCL Capital Structure

DEBT	
Senior Debt	$1.50MM
Convertible Debt	$4.75MM
Total Debt	$6.25MM
Cash (as of 5/15/12)	$1.53MM
Net Debt	$4.72MM

EQUITY	
Issued & Outstanding	36.19MM
Unvested Shares	4.06MM
Warrants & Options	0.60MM
Fully Diluted (w/o convertible)*	40.86MM
Convertible Debt	3.17MM
Fully Diluted (w/ convertible)*	44.02MM

Debt Maturity

Senior
$1.5MM Jun. 2012

Convertible^
$2.75MM Feb. 2013
$0.50MM Mar. 2013
$1.50MM Sep. 2014

MANAGEMENT & BOARD EQUITY*

	Share Count	Pct of Fully Diluted Without Convert	Pct of Fully Diluted With Convert
Beneficially Owned	1.00MM	2.45%	2.27%
Unvested Retention Shares	4.06MM	9.95%	9.23%
Unvested Options	0.35MM	0.86%	0.80%
Total	5.66MM	13.25%	12.30%

* Does not include Performance Shares of up to 7.57MM shares
^ All convertible debt converts at $1.50 per share

CRCL – Contact Information

Circle Star Energy Corp.
7065 Confederate Park Road, Suite 102
Fort Worth, Texas 76108
(817) 744-8502
info@circlestarenergy.com
www.circlestarenergy.com